WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                  June 2, 2010
                                -----------------
                                (Date of Report)

                            ALANCO TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-9437
                                    --------
                              (Commission File No.)

                   ARIZONA                       86-0220694
          ---------------------------  ---------------------------------
         (State of other jurisdiction) (IRS Employer Identification No.)



              15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA 85260
              ----------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (480) 607-1010
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Agreement
Item 2.03 Creation of a Direct Financial Obligation

On May 27, 2010, Alanco Technologies, Inc. ("Company") issued to John Carlson, CFO, a $28,000 note convertible into Class A Common Shares at $0.28 per share in exchange for his transfer of 100,000 shares of Alanco Common Stock to a Company vendor for payment of services provided.

Item 9.01  Financial Statements and Exhibits

     Exhibit 99  Convertible Demand Note

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALANCO TECHNOLOGIES, INC.

Date: June 2 , 2010                         By: /s/John A Carlson
                                            -----------------------
                                            Chief Financial Officer